Exhibit 99.1

Mid-Wisconsin Financial Services, Inc. Reports Financial Results for the Third Quarter and For the Nine Months Ended September 30, 2007

October 25, 2007
Medford, Wisconsin

Mid-Wisconsin Financial Services, Inc. (OTCBB: MWFS.OB), the holding company of Mid-Wisconsin Bank headquartered in Medford, WI, reported net income for the nine months ended September 30, 2007 of $667,000 or $.41 per diluted share. This compares with net income of $2.9 million or $1.77 per diluted share earned in the related 2006 period. Return on average assets (ROA) for the first nine months of 2007 was .19% compared to .90% in 2006. Return on equity (ROE) for 2007 was 2.60% versus 11.04% for the first nine months in 2006.

A net loss for the third quarter 2007 of $365,000, or ($.22) per diluted share was recorded, compared to net income of $922,000, or $0.56 per diluted share for the third quarter of 2006. As reported on Form 8-K filed October 5, 2007, the third quarter 2007 results were negatively impacted by the recording of an impairment write-down of other real estate of $1.8 million or $1.1 million on an after-tax basis related to properties formerly held by the impaired borrower described in our 2006 Annual Report on Form 10-K and in other 2007 SEC filings. The effect of providing the additional impairment expense was a reduction of $.64 per share on a diluted basis. Based on current projections of various factors, including earnings and regulatory ratios, it is anticipated that dividends to shareholders will resume beginning in the first quarter of 2008.

Net interest income on a taxable-equivalent basis for the third quarter of 2007 was $4.1 million which approximated the amount recorded in the related 2006 period. The increase in interest income resulting from loan growth was offset by higher funding costs in the form of brokered deposits which contributed to the decline in the net interest margin as a percentage of average interest-earning assets from 3.78% in the third quarter of 2006 to 3.59% in 2007. The net interest margin percentage did increase four basis points in a comparison of second quarter 2007 to third quarter 2007 results. For the nine months ended September 30, 2007, net interest margin of $11.8 million was $.1 million below the comparable period in 2006. The reversal of interest on loans placed on nonaccrual status contributed to the year-over-year reduction in net interest income.

The costs associated with hiring additional and replacing personnel contributed to the salaries and employee benefits expense increase of $.9 million in a nine-month comparison of 2007 versus 2006. Also, health insurance costs have increased $.3 million in the same nine-month comparison. Expenses associated with the operation of other real estate, including year-to-date impairment write-downs of $2.4 million, the additional legal and professional costs associated with compliance and the impaired borrower, and costs associated with opening of new branches all contributed to the increase of $4.2 million in overall operating expenses between periods.

Net charge-offs during the third quarter of 2007 were $.2 million or .06% of average loans. Net charge-offs for the nine months ended September 30, 2007 totaled $5.0 million of which $4.6 million related to the impaired borrower described above. Excluding this specific amount, other charge-offs for the first nine months were $425,000 in 2007 compared with $48,000 for the first nine months of 2006.

Nonperforming assets at September 30, 2007 totaled $9.6 million compared with $7.3 million at year end 2006 and $1.8 million at September 30, 2006. The amounts related to the impaired borrower described earlier were $3.0 million at September 30, 2007 and $5.1 million at December 31, 2006.

Mid-Wisconsin Financial Services, Inc., headquartered in Medford, Wisconsin, is the holding company of Mid-Wisconsin Bank which operates fourteen retail banking locations throughout central and northern Wisconsin serving markets in Clark, Eau Claire, Lincoln, Marathon, Oneida, Price, Taylor and Vilas counties. In addition to traditional loan and deposit products, the Bank offers trust, brokerage and private client services through its Wealth Management Services Group.

This press release contains forward-looking statements or comments, that are provided to assist in the understanding of anticipated future financial performance. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management's view as of any subsequent date. Forward-looking estimates and statements involve significant risks and uncertainties and actual results may differ materially
from those presented, either expressed or implied, in this filing.   Additional
factors that that may cause actual results to differ materially from those expressed in the forward-looking statements include (i) other risks and assumptions described in Mid-Wisconsin's Annual Report on Form 10-K for the year ended December 31, 2006 under the headings "Forward-Looking Statements" and "Risk Factors" which factors are incorporated herein by reference, and (ii) such other factors as may be described in other Mid-Wisconsin filings with the Securities and Exchange Commission ("SEC"). We specifically disclaim any obligation to update factors or to publicly announce the result of revisions to any of the forward-looking statements or comments included herein to reflect future events or developments.

                                    Mid-Wisconsin Financial Services, Inc.
                                           Financial Information
                                               (unaudited)
                                                          Three Months Ended              Nine Months Ended
                                                    September September             September   September
                                                        30,       30,     Percent       30,         30,    Percent
(in thousands)                                         2007      2006     Change       2007        2006     Change
Interest and dividend income:
  Loans, including fees                              $7,271     $6,744      7.8%     $21,020     $18,774     12.0%
  Securities
     Taxable                                            717        638     12.4%       2,104       1,826     15.2%
     Tax-exempt                                         201        225    -10.7%         640         674     -5.0%
  Other interest and dividend income                     86        136    -36.8%         276         340    -18.8%
Total interest and dividend income                    8,275      7,743      6.9%      24,040      21,614     11.2%
Interest expense:
  Deposits                                            3,390      3,131      8.3%       9,942       7,798     27.5%
  Short-term borrowings                                 187        170     10.0%         635         738    -14.0%
  Long-term borrowings                                  573        375     52.8%       1,438       1,083     32.8%
  Subordinated debentures                               154        154      0.0%         461         461      0.0%
Total interest expense                                4,304      3,830     12.4%      12,476      10,080     23.8%
Net interest income                                   3,971      3,913      1.5%      11,564      11,534      0.3%
Provision for loan losses                               150        133     12.8%         450         383     17.5%
Net interest income after provision for loan losses   3,821      3,780      1.1%      11,114      11,151     -0.3%

Non-interest income:
  Service fees                                          332        317      4.7%         988         772     28.0%
  Trust service fees                                    307        223     37.7%         914         685     33.4%
  Investment product commissions                         53         85    -37.6%         211         256    -17.6%
  Other operating income                                337        235     43.4%         902         830      8.7%
Total non-interest income                             1,029        860     19.7%       3,015       2,543     18.6%
Non-interest expenses:
  Salaries and employee benefits                      2,265      1,965     15.3%       6,515       5,569     17.0%
  Occupancy                                             505        437     15.6%       1,457       1,272     14.5%
  Data processing and information systems               187        182      2.7%         586         524     11.8%
  Operation of other real estate                      1,837         19       NM        2,477           3       NM
  Legal and professional                                173         65    166.2%         485         182    166.5%
  Other operating expenses                              647        612      5.7%       2,026       1,812     11.8%
Total non-interest expenses                           5,614      3,280     71.2%      13,546       9,362     44.7%

Income before taxes                                    (764)     1,360   -156.2%         583       4,332    -86.5%
Provision (benefit) for income taxes                   (399)       438   -191.1%         (84)      1,409   -106.0%
Net income                                            ($365)      $922   -139.6%        $667      $2,923    -77.2%

                                                 Three Months Ended       Nine Months Ended
                                                September   September   September   September
                                                   30,         30,         30,         30,
                                                  2007        2006        2007        2006
PER SHARE DATA

Basic earnings (loss) per share                  ($0.22)      $0.56       $0.41       $1.77
Diluted earnings (loss) per share                 (0.22)       0.56        0.41        1.77
Book value per share                              20.72       22.10       20.72       22.10
Dividends per share                                0.22        0.22        0.66        1.06
Dividend payout ratio                             -98.9%       39.1%      162.2%       59.4%
Average shares outstanding-basic (in 000's)       1,640       1,639       1,640       1,650
Average shares outstanding-diluted (in 000's)     1,642       1,644       1,642       1,654
Stock Price Information:
   High Bid                                      $32.00      $38.25      $38.00      $38.25
   Low Bid                                        30.00       36.00       30.00       36.00
  Bid price at quarter end                        30.00       37.75       30.00       37.75

KEY RATIOS

Return on average assets                          -0.30%       0.82%       0.19%       0.90%
Return on average equity                          -4.22%      10.45%       2.60%      11.04%
Equity to assets                                   7.20%       7.81%       7.32%       8.16%
Net interest margin (FTE)                          3.59%       3.78%       3.59%       3.89%
Efficiency ratio (FTE)                           110.40%      66.94%      91.20%      64.77%
Net charge-offs to average loans                   0.06%       0.00%       1.42%      -0.01%
Nonperforming assets to total assets               2.04%       0.40%       2.04%       0.40%

                    Mid-Wisconsin Financial Services, Inc.
                           Financial Information
                                (unaudited)
                                              As of         As of
                                            September     December
                                                30,           31,      Percent
(in thousands)                                 2007          2006       Change
ASSETS
Cash and due from banks                       $9,419       $12,111       -22.2%
Interest-bearing deposits                         32            22        45.5%
Federal funds sold                             1,199           369       224.9%
Securities                                    80,134        82,472        -2.8%
Loans held for sale                            1,246           216       476.9%
Loans                                        359,166       351,447         2.2%
Allowance for loan losses                     (3,615)       (8,184)      -55.8%
Net loans                                    355,551       343,263         3.6%
Accrued interest receivable                    2,660         2,474         7.5%
Premises and equipment, net                    9,441         9,332         1.2%
Goodwill                                         295           295         0.0%
Other investments - at cost                    2,616         2,616         0.0%
Other assets                                  10,253         7,481        37.1%
Total Assets                                $472,846      $460,651         2.6%

LIABILITIES & STOCKHOLDERS' EQUITY
Non-interest-bearing deposits                $44,731       $47,693        -6.2%
Interest-bearing deposits                    313,721       294,560         6.5%
  Total deposits                             358,452       342,253         4.7%
Short-term borrowings                         19,442        31,281       -37.8%
Long-term borrowings                          46,429        38,428        20.8%
Subordinated debentures                       10,310        10,310         0.0%
Accrued interest payable                       2,423         2,180        11.1%
Accrued expenses and other liabilities         1,804         2,066       -12.7%
Total liabilities                            438,860       426,518         2.9%

Total stockholders' equity                    33,986        34,133        -0.4%
Total Liabilities & Stockholders' Equity    $472,846      $460,651         2.6%

Nonaccrual loans                              $4,847        $6,486       -25.3%
Other real estate                              2,525           130          NM
Nonperforming assets                           9,648         7,254        33.0%
Net charge-offs                                5,019           (23)         NM

                                           Three Months Ended           Nine Months Ended
                                        September     September      September      September
                                            30,           30,            30,            30,
                                           2007          2006           2007           2006
Margin Analysis
EARNING ASSETS
  Loans (FTE)                             7.98%          7.97%          7.95%          7.76%
  Investment securities:
    Taxable                               4.71%          4.43%          4.71%          4.34%
    Tax-exempt (FTE)                      5.67%          6.43%          5.77%          6.49%
    Other                                 5.49%          5.48%          5.54%          5.22%
  Total interest-earning assets           7.41%          7.36%          7.37%          7.18%

INTEREST-BEARING LIABILITIES
  Interest-bearing demand                 1.89%          2.38%          2.06%          2.13%
  Savings deposits                        3.39%          3.57%          3.33%          3.12%
  Time deposits                           4.96%          4.67%          4.95%          4.27%
 Short-term borrowings                    4.37%          3.91%          4.68%          4.24%
 Long-term borrowings                     4.90%          4.33%          4.68%          4.00%
 Subordinated debentures                  5.98%          5.98%          5.98%          5.98%
Total interest-bearing liabilities        4.35%          4.16%          4.33%          3.83%

Net Interest rate spread (FTE)            3.06%          3.20%          3.04%          3.35%
Net interest rate margin (FTE)            3.59%          3.78%          3.59%          3.89%

Average Balance Sheet (in thousands)
Loans                                 $362,062       $336,119       $354,258       $323,809
Deposits                               363,838        346,786        359,937        324,890
Assets                                 477,409        448,084        468,869        433,968
Stockholders' equity                    34,354         35,286         34,314         35,411